WISDOMTREE TRUST

Supplement Dated March 31, 2014

to each currently effective Statutory Prospectus

of each series of WisdomTree Trust,

except the WisdomTree Alternative Funds

The following information supplements and should be read in conjunction with each Statutory Prospectus listed above.

As of April 1, 2014, State Street Bank and Trust Company will serve as the Administrator, Custodian, Transfer Agent and Securities Lending Agent for each series of WisdomTree Trust. Consequently, as of April 1, 2014, the reference to The Bank of New York Mellon Corporation in the “Other Investment Information” sub-section within the “Additional Information About the Fund(s)” section of the Statutory Prospectus is hereby replaced by State Street Bank and Trust Company.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-999

WISDOMTREE TRUST

Supplement Dated March 31, 2014

to the currently effective Statutory Prospectus of the

WisdomTree Alternative Funds

The following information supplements and should be read in conjunction with the Statutory Prospectus listed above.

As of April 1, 2014, State Street Bank and Trust Company will serve as the Administrator, Custodian, Transfer Agent and Securities Lending Agent for each series of WisdomTree Trust. Consequently, as of April 1, 2014, the following section is added immediately after the “Temporary Defensive Strategies” sub-section within the “Additional Information About the Funds” section of the Statutory Prospectus:

Other Investment Information. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however, a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-013

WISDOMTREE TRUST

Supplement Dated March 31, 2014

to each currently effective Statement of Additional Information (“SAI”)

for each series of WisdomTree Trust

The following information supplements and should be read in conjunction with each SAI listed above.

Management of the Trust

At a Special Meeting of Shareholders of each series of WisdomTree Trust (the “Trust”) held on March 11, 2014, Fund shareholders elected David G. Chrencik, Joel Goldberg, and Melinda A. Raso Kirstein to serve as Independent Trustees on the Board of Trustees of the Trust. In addition, on March 12, 2014, the Board of Trustees approved the creation of the Board’s Contracts Review Committee.

As a result, certain information in the “Management of the Trust” section of the SAI has been updated to reflect the election of these Trustees. Under the “Members of the Board and Officers of the Trust” heading, the second paragraph is revised to reflect the Board is now composed of a super-majority (83.3%) of Independent Trustees and the addition of the Contracts Review Committee. In addition, the information related to Joel Goldberg in the table that follows the second paragraph under the same heading is replaced in its entirety with the information below.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014 - present	Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) since 2010; Chief Financial Officer of Sarus Indochina Select LP Hedge Fund since 2012; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	67++	Trustee, Vericimetry Funds

Joel Goldberg**** (1945)	Trustee, 2012 - present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	67++	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014 - present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	67++	Associate Alumnae of Douglass College, Member of Investment Committee

*	Chair of the Audit Committee.
****	Chair of the Contracts Review Committee.
++	As of March 31, 2014.

In addition, the “Audit Committee” description is updated to reflect that Mr. Chrencik and Ms. Raso Kirstein have replaced Ms. Massaro as members of the Audit Committee, and the “Governance and Nominating Committee” description is revised to reflect that only Ms. Massaro and Messrs. Goldberg and Ugolyn are members of the Governance and Nominating Committee. Also, the following information is added after the description of the “Governance and Nominating Committee.”

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Trust’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board of Trustees of the Trust in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. The Board has adopted a written charter for the Contracts Review Committee. On March 12, 2014, the Board created the Contracts Review Committee and, accordingly, the Committee did not meet in the prior fiscal year.

Under the “Individual Trustee Qualifications” heading, the description of Mr. Goldberg’s Trustee qualifications in the third paragraph is replaced in its entirety with the information below.

The Trust has concluded that Mr. Chrencik should serve as Trustee of the Fund(s) because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as chief financial officer for a hedge fund.

The Trust has concluded that Mr. Goldberg should serve as Trustee of the Fund(s) because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors, as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Trust has concluded that Ms. Kirstein should serve as Trustee of the Fund(s) because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm.

Under the “Fund Shares Owned by Board Members” heading, the table is updated to reflect that, as of the most recently completed calendar year, neither David Chrencik nor Melinda Raso Kirstein beneficially owned any shares of the WisdomTree Funds. Further, under the “Board Compensation” heading, the table is updated to reflect that, as of the most recently completed fiscal year, neither David Chrencik nor Melinda Raso Kirstein received any compensation from the WisdomTree Funds.

Administrator, Custodian, Transfer Agent and Securities Lending Agent

As of April 1, 2014, State Street Bank and Trust Company will serve as the Administrator, Custodian, Transfer Agent and Securities Lending Agent for each series of WisdomTree Trust. Consequently, each reference to BNY Mellon serving as the Administrator, Custodian, Transfer Agent and Securities Lending Agent for the WisdomTree Funds that appears under the section titled “Creation and Redemption of Creation Unit Aggregations” is hereby replaced by State Street. In addition, the following replaces the section titled “Administrator, Custodian, Transfer Agent and Securities Lending Agent” in its entirety.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the WisdomTree Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax and financial reporting services for the maintenance and operations of the Trust and the WisdomTree Funds. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of the WisdomTree Funds, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the WisdomTree Funds. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the WisdomTree Funds, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of a WisdomTree Fund. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust. State Street also serves as the securities lending agent for the WisdomTree Funds. As compensation for providing such services, State Street receives a portion of the income earned by the WisdomTree Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to a limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-999